SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 3, 1999


                            LAS VEGAS AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


         0-22310                                                     33-0564327
(Commission File Number)                     (IRS Employer Identification No.)



(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (858) 759-0222



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Item 1.       Change in Control of Registrant.
Item 2.       Acquisition or Disposition of Assets.

              On November 3, 1999, Las Vegas Airlines, Inc. (the "Registrant") acquired Lasv Enterprises, Inc., a California corporation ("Lasv") pursuant to an Agreement and Plan of Reorganization (the "Agreement"), dated as of August 5, 1999. Lasv is a diversified holding company with investments in finance, telecommunications and technology.

              The Registrant acquired all of the outstanding shares of Common Stock of Lasv, in exchange for 16,000,000 shares of the Registrant's Common Stock. As a result, there are 19,977,800 shares outstanding.

              Pursuant to the Agreement, the Board of Directors and officers of the Registrant resigned and were replaced with the persons set forth below.

              The names of the current directors and executive officers of the Registrant and holders of more than 5% of the outstanding shares of common stock and the number of shares held and the percentage of the total issued and outstanding Common Stock (the only voting security) of the Registrant owned by each of them are as follows.

                                                                        Number                     Percentage
                                                                       of Shares                    of Shares
   Name                         Office                                   Owned                        Owned

Michael O.                    Chairman and
  Ison(1)                       President                               16,980,000                       85.0%

Kristen                       Chief Financial
  Osborn                        Officer and
                                Director                                 _________                        ___%

Kevin                         Secretary and
 Elmore                         Director                                 _________                        ___%

All officers
  and directors
  as a group
  (3 persons)                                                           16,980,000                       85.0%

(1) Ms. Osborn is the wife of Michael Ison and disclaims beneficial ownership of the shares held by her spouse.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

              (a)(b) The required financial statements and pro forma financial information is unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the

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Securities  Exchange Act and the rules and  regulations  promulgated  thereunder within 60 days of the date of the event reported herein.

Item 8.       Change in Registrant's Fiscal Year.

              On November 3, 1999 the Registrant determined to change its fiscal year end from September 30 to December 31 to reflect the fiscal year of its operating subsidiaries.


              (c)        Exhibits

                         2. Plan of acquisition, reorganization, arrange-ment, liquidation or succession.

                                 2.1. Agreement and Plan of Reorganization, dated August 5, 1999, between the Registrant and Ison.


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



                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 4, 1999                               LAS VEGAS AIRLINES, INC.



                                                       By: /s/ Michael O. Ison
                                                       Michael O. Ison

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